                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 21, 1998
                                                 ----------------



                                 PSINet Inc.
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            (Exact name of registrant as specified in its charter)



      New York                      0-25812                    16-1353600
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(State or other jurisdiction      (Commission                 (IRS Employer
  of incorporation)                File Number)            Identification No.)


510 Huntmar Park Drive, Herndon, Virginia                          20170
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (703)904-4100
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         (Former name or former address, if changed since last report)



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Item 5.   Other Events.
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          On January 22, 1998, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference in its entirety.


Item 7.   Financial Statements Pro Forma Financial Information and Exhibits
          -----------------------------------------------------------------

          (c)  Exhibits

          99.1 Press Release of PSINet Inc. dated January 22, 1998.




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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    January 22, 1998          PSINET INC.



                                    By:  /s/ David N. Kunkel
                                        --------------------------
                                        David N. Kunkel
                                        Senior Vice President,
                                         Secretary and General
                                         Counsel





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                                 EXHIBIT INDEX
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                                                                   Sequentially
Exhibit No.                     Description                        Numbered Page
-----------                     -----------                        -------------

   99.1                         Press Release of PSINet Inc.       Page 5
                                dated January 22, 1998





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